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                                                                    EXHIBIT 99.1

                   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
               OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS


I, Samir G. Gibara, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of The Goodyear Tire & Rubber Company and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - The Annual Report on Form 10-K for the year ended December 31, 2001 of The Goodyear Tire & Rubber Company;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Goodyear Tire & Rubber Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.


                                    /s/ Samir G. Gibara
                                 -----------------------------------------------
Date: August 6, 2002             Samir G. Gibara, Principal Executive Officer of
                                 The Goodyear Tire & Rubber Company


         Subscribed and sworn to before me this 6th day of August, 2002.


                                        /s/ Audrey H. Sims
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires: Feb 1 2004
                                        Audrey H. Sims, Notary Public
                                        Residence - Summit County
                                        State Wide Jurisdiction, Ohio